                                                                  EXHIBIT 10.2


                        WIRELESS AGE COMMUNICATIONS, INC.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2002

                             (Stated in US Dollars)

                                   (UNAUDITED)

                        WIRELESS AGE COMMUNICATIONS, INC.
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2002
                             (Stated in US Dollars)
                                   (UNAUDITED)




                                            WIRELESS AGE       WIRELESS AGE                                PRO-FORMA
                                          COMMUNICATIONS,     COMMUNICATIONS      PRO-FORMA               CONSOLIDATED
ASSETS                                          INC.          LTD. (NOTE 2)      ADJUSTMENTS    NOTES    BALANCE SHEET
------                                    ---------------     -------------      -----------             -------------
Current
   Cash and cash equivalents                $      32,103      $           -     $         -             $     32,103
   Accounts receivable                                  -            458,737               -                  458,737
   Inventories                                          -            524,107               -                  524,107
   Prepaid and deposits                                 -             15,436               -                   15,426
   Advance receivable                                 336                  -               -                      336
   Future income taxes                                  -             20,680               -                   20,680
                                          ---------------     --------------      ------------           ------------
                                                   32,439          1,018,960               -                1,051,399
Capital assets                                          -            364,062               -                  364,062
Residual premiums                                       -             61,735         2,264,837  (3)         2,326,572
Agency fee                                              -            160,921               -                  160,921
                                          ---------------     --------------      ------------           ------------
                                            $      32,439      $   1,605,678     $   2,264,837            $ 3,902,954
                                          ---------------     --------------      ------------           ------------
                                          ---------------     --------------      ------------           ------------
LIABILITIES
-----------
Current
   Bank indebtedness                        $           -      $     187,047     $         -              $   187,047
   Accounts payable and accruals                    4,749            594,311               -                  599,060
   Income taxes payable                                 -             30,897               -                   30,897
   Customer deposits                                    -             10,402               -                   10,402
   Current portion of long-term debt                    -             65,116           183,767  (3)           248,883
   Due to related parties                               -             63,392               -                   63,392
                                          ---------------     --------------      ------------           ------------
                                                    4,749            951,165           201,750              1,157,664
Long-term debt                                          -             87,307           476,271  (3)           563,578
Non-controlling interest                                -                  -           254,882  (3)           254,882
                                          ---------------     --------------      ------------           ------------
                                                    4,749          1,038,472           914,920              1,958,141
                                          ---------------     --------------      ------------           ------------

SHAREHOLDERS' EQUITY
--------------------
Share capital                                      12,235            155,558             2,979  (3) (4)
                                                                                      (155,558) (3)            15,214
Paid in capital                                    86,015                  -         1,914,144  (3) (4)     2,000,159
Retained earnings (deficit)                       (70,560)           442,114          (442,114) (3)           (70,560)
Cumulative translation adjustment                       -            (30,466)           30,466  (3)                 -
                                          ---------------     --------------      ------------           ------------
                                                   27,690            567,206         1,349,917              1,944,813
                                          ---------------     --------------      ------------           ------------
                                             $     32,439       $  1,605,678     $   2,264,837            $ 3,902,954
                                          ---------------     --------------      ------------           ------------
                                          ---------------     --------------      ------------           ------------

                             SEE ACCOMPANYING NOTES

                        WIRELESS AGE COMMUNICATIONS, INC.
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  for the nine months ended September 30, 2002
                             (Stated in US Dollars)
                                   (UNAUDITED)




                                                                                                          PRO-FORMA
                                           WIRELESS AGE       WIRELESS AGE                               CONSOLIDATED
                                         COMMUNICATIONS,     COMMUNICATIONS       PRO-FORMA                STATEMENT
                                               INC.          LTD. (NOTE 2)       ADJUSTMENTS    NOTES    OF OPERATIONS
                                         ---------------     -------------       -----------   ------    -------------

Sales                                     $             -     $    4,171,866     $         -           $    4,171,866
Cost of goods sold                                      -          2,252,051               -                2,252,051
                                          ---------------     --------------      ------------           ------------
Gross profit                                            -          1,919,815               -                1,919,815
                                          ---------------     --------------      ------------           ------------
Selling and Administrative                         21,386          1,659,369               -                1,680,755
Amortization                                            -            169,066         339,726     (5d)         508,792
                                          ---------------     --------------      ------------           ------------
                                                   21,386          1,828,435         339,726                2,189,547
                                          ---------------     --------------      ------------           ------------
Income (loss) before other items and
 taxes                                            (21,386)            91,380        (339,726)                (269,732)
Interest expense                                        -            (13,219)        (20,250)    (5a)         (33,469)
Settlement                                              -            (32,500)              -                  (32,500)
Non-controlling interest                                -                  -          (2,822)    (5b)          (2,822)
                                          ---------------     --------------      ------------           ------------
Income (loss) before income taxes                 (21,386)            45,661        (362,798)                (338,523)
                                                                                           -
Income tax provision                                    -             14,300         (14,300)    (5c)               -
                                          ---------------     --------------      ------------           ------------
Income (loss) for the period               $      (21,386)     $      31,361     $  (348,498)             $  (338,523)
                                          ---------------     --------------      ------------           ------------
                                          ---------------     --------------      ------------           ------------
Pro-forma loss per share                                                                                  $     (0.03)
                                                                                                         ------------
                                                                                                         ------------
Weighted average number of shares                                                                          10,123,994
                                                                                                         ------------
                                                                                                         ------------

                             SEE ACCOMPANYING NOTES

                        WIRELESS AGE COMMUNICATIONS, INC.
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 2001
                             (Stated in US Dollars)
                                   (UNAUDITED)

                                                                                                          PRO-FORMA
                                           WIRELESS AGE       WIRELESS AGE                               CONSOLIDATED
                                         COMMUNICATIONS,     COMMUNICATIONS      PRO-FORMA                STATEMENT
                                               INC.          LTD. (NOTE 2)       ADJUSTMENTS   NOTES     OF OPERATIONS
                                         --------------      -------------       -----------   -----     -------------
Sales                                     $           -      $   6,416,228       $       -               $ 6,416,228
Cost of goods sold                                    -          3,673,951               -                 3,673,951
                                          ---------------     --------------      ------------           ------------
Gross profit                                          -          2,742,277               -                 2,742,277
                                          ---------------     --------------      ------------           ------------
Selling and Administrative                       45,724          2,331,723               -                 2,377,447
Amortization                                          -            215,488         452,968      (5d)         668,456
                                          ---------------     --------------      ------------           ------------
                                                 45,724          2,547,211         452,968                 3,045,903
                                          ---------------     --------------      ------------           ------------
Income (loss) before other items and
 taxes                                          (45,724)           195,066        (452,968)                 (303,626)
Interest expense                                      -            (38,903)        (15,750)     (5a)         (54,653)
Gain on sale of capital assets                        -                795               -                       795
Write-down on investment                              -             (6,590)              -                    (6,590)
Interest income                                       -              2,970               -                     2,970
Non-controlling interest                              -                  -         (12,972)     (5b)         (12,972)
                                          ---------------     --------------      ------------           ------------
Income (loss) before income taxes               (45,724)           153,338         (481,690)                (374,076)
Income tax provision                                  -             11,204          (11,204)    (5c)               -
                                          ---------------     --------------      ------------           ------------
Income (loss) for the period               $    (45,724)      $    142,134       $ (470,486)             $  (374,076)
                                          ---------------     --------------      ------------           ------------
Pro-forma loss per share                                                                                 $     (0.05)
                                                                                                         ------------
                                                                                                         ------------
Weighted average number of shares                                                                          7,979,104
                                                                                                         ------------
                                                                                                         ------------

                             SEE ACCOMPANYING NOTES

                        WIRELESS AGE COMMUNICATIONS, INC.
            NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2002
                             (Stated in US Dollars)
                                   (UNAUDITED)


Note 1        BASIS OF PRESENTATION

              The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations give effect to the acquisition of Wireless Age Communications, Ltd. ("Wireless Canada") by Wireless Age Communications, Inc. ("Wireless") on October 8, 2002.

              The unaudited pro forma consolidated financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the September 30, 2002 (unaudited) and December 31, 2001 (audited) financial statements of Wireless and the September 30, 2002 (unaudited) and December 31, 2001 (audited) financial statements of Wireless Canada, together with other information available to the corporations. In the opinion of management of Wireless, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Wireless Canada by Wireless as described below.

              The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless and Wireless Canada referred to above and included elsewhere in this 8-K. The Wireless unaudited pro forma consolidated balance sheet gives effect to the acquisition of Wireless Canada as if it had occurred on September 30, 2002. The unaudited pro forma consolidated statements of operations gives effect to the acquisition of Wireless Canada as if it had occurred at the start of the fiscal period beginning on January 1, 2001. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

Note 2        WIRELESS AGE COMMUNICATIONS, LTD.

              Wireless Canada is a Canadian company. The financial statements of Wireless Canada were prepared in accordance with Canadian generally accepted accounting principles and disclose that they are not materially different in measurement from United States generally accepted accounting principles as they relate to those financial statements.

              The financial statements of Wireless Canada have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

              o Balance sheet amounts at the rate of exchange in effect at September 30, 2002 of one Canadian dollar equals $0.64627.

              o Revenues and expenses for the one-year period ended December 31, 2001 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.65904 and for the nine-month period ended September 30, 2002, at the average rate of exchange in effect for the period of one Canadian Dollar equals $0.65001.

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2002
(Stated in US Dollars)
(Unaudited) - Page 2

Note 3        ACQUISITION OF WIRELESS CANADA

              Effective October 8, 2002, Wireless entered into agreements with certain shareholders to acquire 1,250,787 shares of Wireless Canada which represents approximately 91% of the issued and outstanding shares of Wireless Canada at the acquisition date. Of the acquired shares, 578,418 are held in a private company having no other assets or liabilities except those related to the shares held in Wireless Canada. Consideration for the acquisition will be the issue of 2,979,104 shares of Wireless to the vendors and the assumption of notes payable of $660,038 (CDN$325,000 and US$450,000). $210,038 (CDN$325,000) of the notes payable is interest free and is payable in 24 monthly instalments of $8,752 (CDN$13,542) starting November 1, 2002. The remaining note payable of $450,000 bears interest at 6% per annum and is payable in 36 monthly instalments starting March 1, 2003.

              The business combination will be accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:



                                                                      BOOK VALUE
                                                                    SEPTEMBER 30,      FAIR VALUE       FAIR VALUE
                                                                         2002          ADJUSTMENTS       ACQUIRED
                                                                   ---------------   -------------    --------------

            Current assets                                         $     1,018,960   $           -    $    1,018,960
            Capital assets                                                 364,062               -           364,062
            Residual premiums                                               61,735       2,264,837         2,326,572
            Agency fee                                                     160,921               -           160,921
            Liabilities                                               (  1,038,472)              -       ( 1,038,472)
                                                                   ---------------   -------------    --------------
            Net values                                             $       567,206   $   2,264,837         2,832,043
                                                                   ---------------   -------------
                                                                   ---------------   -------------
            Non-controlling interest - 9%                                                                   (254,882)
                                                                                                      --------------
            Fair value of 91% interest acquired                                                       $    2,577,161
                                                                                                      --------------
                                                                                                      --------------
            Consideration paid
              Current portion of long-term debt                                                       $      183,767
              Long-term debt                                                                                 476,271
              Shares issued                                                                                1,917,123
                                                                                                      $    2,577,161
                                                                                                      --------------

             Except for residual premiums, the carrying values of the assets and liabilities of Wireless Canada as presented in the September 30, 2002 historical financial statements approximate their fair values. The fair value of the residual premium was determined by management based on a comparison of a multiple of historical average net income compared to annual revenue per subscriber.

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2002
(Stated in US Dollars)
(Unaudited) - Page 3

Note 4        SHARE CAPITAL


                                                      COMMON SHARES           ADDITIONAL
                                               ----------------------------    PAID-IN
                                                  NUMBER       PAR VALUE       CAPITAL       DEFICIT         TOTAL
                                               ------------- -------------- ------------   ------------  ------------

            Balance, September 30, 2002          12,325,000  $     12,235   $     86,015   $    (70,560) $     27,690
            Capital stock issued
             to acquire subsidiary                2,979,105         2,979      1,914,144              -     1,917,123
                                               ------------- -------------- ------------   ------------  ------------
            Pro forma,
             September 30, 2002                  15,304,105  $     15,214   $2,000,159     $    (70,560) $  1,944,813
                                               ------------- -------------- ------------   ------------  ------------
                                               ------------- -------------- ------------   ------------  ------------

Note 5        PRO FORMA ADJUSTMENTS

              The unaudited pro forma consolidated statements of operations include the following pro forma adjustments.

              a)  Notes payable

                  The note payable of $450,000 bears interest at 6% per annum with payments commencing March 1, 2003. For purposes of the pro forma presentation, interest expense of $20,250 and $15,750 has been recorded on the pro forma statements of operations for the year ended December 31, 2001 and the nine months ended September 30, 2002 respectively.

              b)  Non-controlling Interest

                  A provision has been provided in the pro forma statements of operations for the non-controlling interest's share of the earnings of Wireless Canada.

              c)  Income Tax Provision

                  The pro forma income tax provision has been provided on the assumption that the maximum valuation allowance is provided on future income tax assets and liabilities. As a result, no tax provision (recovery) is provided on the pro forma loss for the period.

              d)  Amortization

                  Residual premiums are being amortized over five years on a straight-line basis. For purposes of the pro forma statement of operations, additional amortization expense has been provided on the excess of the fair value of the residual premiums over their book values.

Note 6        PRO-FORMA LOSS PER SHARE

              Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods.